VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549-0506

Re:
Separate Account VA-6NY of TFLIC, SEC File No. 811-08677 (the “the Registrant)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Alger Portfolios	811-05550
BNY Mellon Variable Investment Fund	811-05125
Janus Aspen Series	811-07736
MFS® Variable Insurance Trust	811-08326
Morgan Stanley Variable Insurance Fund Inc.	811-07607
Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Financial Life Insurance Company